Exhibit 10.9

AMENDMENT NUMBER THREE TO THE

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

This Amendment Number Three (“Amendment”) to the Amended and Restated Stockholders’ Agreement dated as of December 17, 1999, as amended March 31, 2000 and August 11, 2000 (collectively, the “Agreement”) is made as of June 25, 2001 by and among ProFlowers, Inc., a Delaware corporation (the “Company”), certain of the individuals and entities listed on Schedule A (the “Existing Stockholders”) and Lauren Polis (the “New Stockholder”). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

RECITALS

A. The Company has issued shares (the “Shares”) of the Company’s Common Stock to JPS International, LLC (“JPS”), which Shares are subject to certain rights and restrictions pursuant to the terms of the Agreement.

B. JPS desires to transfer 1,000 of its Shares to the New Stockholder, and in connection therewith, the Company and the Existing Stockholders desire to add the New Stockholder as a party to the Agreement and to amend certain provisions of the Agreement with respect to future transfers.

C. Section 11.8 of the Agreement provides that any term of the Agreement may be amended with the written consent of (a) the Company, (b) the holders of fifty-one percent (51%) of the Capital Holdings of all Existing Stockholders who were stockholders of the Company prior to December 17, 1999, (c) the holders of fifty-one percent (51%) of the Capital Holdings of all Existing Stockholders who were stockholders of Flower Farm Direct, Inc., a Florida corporation, immediately prior December 17, 1999 and (d) the holders of a majority of the Company’s Series B Preferred Stock.

In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. ADDITIONAL PARTIES TO THE AGREEMENT.

The New Stockholder shall be deemed to have entered into and become a party to the Agreement and shall be deemed a “Stockholder” for all purposes under the Agreement.

2. AMENDMENT TO AGREEMENT.

Subsection (d) under the definition of the terms “Transfer” or “Transferred” in Section 1 of the Agreement shall be amended and restated in its entirety to read as follows:

“‘Transfer’ and ‘Transferred’ shall mean and include any sale, assignment or other transfer except for:

. . .

(d) any transfers of Equity by gift or for no consideration during a Stockholder’s lifetime or on a Stockholder’s death by will or intestacy, provided that the Company gives its consent prior to such transfer and each transferee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby as a Stockholder;”

3. EFFECT OF AMENDMENT.

Except as amended and set forth above, the Agreement shall continue in full force and effect.

4. COUNTERPARTS.

This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

5. SEVERABILITY.

If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

6. ENTIRE AGREEMENT.

This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

6. GOVERNING LAW.

This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:		PROFLOWERS, INC.,
a Delaware corporation

By:
Steven J. Kemper
Chief Financial Officer

	Address:	5005 Wateridge Vista Drive, Second Floor
San Diego, CA 92121

NEW STOCKHOLDER:		LAUREN POLIS

		By:	/s/ Lauren Polis
Lauren Polis

	Address:	2998 Shady Hollow Way
Boulder, CO 80304

EXISTING STOCKHOLDERS:		JPS INTERNATIONAL, LLC

		By:	/s/ Jared S. Polis
Jared S. Polis
Managing Member

	Address:	1725 Walnut Street, Unit A
Boulder, CO 80302

INTERNET FLORAL CONCEPTS, L.P.

		By:	JPS International, LLC
		Its:	General Partner

		By:	/s/ Jared S. Polis
Jared S. Polis
Managing Member

	Address:	1725 Walnut Street, Unit A
Boulder, CO 80302

[SIGNATURE PAGE TO AMENDMENT NUMBER THREE

TO THE STOCKHOLDERS’ AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:		PROFLOWERS, INC.,
a Delaware corporation

		By:	/s/ Steven J. Kemper
Steven J. Kemper
Chief Financial Officer

	Address:	5005 Wateridge Vista Drive, Second Floor
San Diego, CA 92121

NEW STOCKHOLDER:		LAUREN POLIS

By:
Lauren Polis

	Address:	2998 Shady Hollow Way
Boulder, CO 80304

EXISTING STOCKHOLDERS:		JPS INTERNATIONAL, LLC

By:
Jared S. Polis
Managing Member

	Address:	1920 13th Street, Suite A
Boulder, CO 80302

INTERNET FLORAL CONCEPTS, L.P.

		By:	JPS International, LLC
		Its:	General Partner

By:
Jared S. Polis
Managing Member

	Address:	1920 13th Street, Suite A
Boulder, CO 80302

[SIGNATURE PAGE TO AMENDMENT NUMBER THREE

TO THE STOCKHOLDERS’ AGREEMENT]

JARED S. POLIS

Jared S. Polis

Address:	1920 13th Street, Suite A
Boulder, CO 80302

ABRAHAM J. WYNPERLE

/s/ Abraham J. Wynperle
Abraham J. Wynperle

Address:	3066 N.W. 30th Way
Boca Raton, FL 33431

YUVAL MOED

/s/ Yuval Moed
Yuval Moed

Address:	7050 N.W. 70th Street
Parkland, FL 33067

MICHAEL E. FELSHER

/s/ Michael E. Felsher
Michael E. Felsher

Address:	1 Grove Isle Drive, Apt. 1202
Miami, FL 33133

[SIGNATURE PAGE TO AMENDMENT NUMBER THREE

TO THE STOCKHOLDERS’ AGREEMENT]

JARED S. POLIS

/s/ Jared S. Polis
Jared S. Polis

Address:	1725 Walnut Street, Unit A
Boulder, CO 80302

ABRAHAM J. WYNPERLE

Abraham J. Wynperle

Address:	3066 N.W. 30th Way
Boca Raton, FL 33431

YUVAL MOED

Yuval Moed

Address:	7050 N.W. 70th Street
Parkland, FL 33067

MICHAEL E. FELSHER

Michael E. Felsher

Address:	1 Grove Isle Drive, Apt. 1702
Miami, FL 33133

[SIGNATURE PAGE TO AMENDMENT NUMBER THREE

TO THE STOCKHOLDERS’ AGREEMENT]

Schedule A

EXISTING STOCKHOLDERS

Jared S. Polis
Bill Strauss
Barbara Bry
JPS International, LLC
Michael Felsher
Abe Wynperle
Flower Farm International
Yuval Moed
Collector Café Ltd.
SLI.com, Inc.
Jonathan Kagan
Lester Pollack
Bruce B. Pollack
David B. Golub
Robert A. Bergmann
Norman D. Chirtie
Pandesic LLC
Internet Floral Concepts, L.P.
Broadview SLP
Joel Thomas Citron
Kevin Fang
Gilbert Family Trust
I-Hatch Affiliates, L.P.
John S. Sottosanti, Jr. and Margaret
A. Sottosanti Revocable Trust No. One Dated August 30, 1982, and Amended July 31, 1995
KRG PF, LLC
Arthur B. Laffer
Martin Levy
Alan Reich
Robert Reich
Faye Hunter Russell Trust U/A/D dated 7/11/88
Henry Strauss
Jeffrey Strauss
Werner Strauss
Teddy Struhl
Telesoft Partners, L.P.

A-1